The Swiss Helvetia Fund, Inc.
Shareholders Meeting
New York, June 20, 2012

Agenda
 Swiss Market Review & Analysis
 SWZ Portfolio Review
 Stock Repurchase Program - Basic Data
 Private Equity - An Alternative Asset Class
 Investment Strategy
 Marketing
 Market Price / NAV / Discount

Switzerland
US
China
Eurozone
65
60
55
53.5
50.4
45.1
40
35
Mar
Jun
2006
Sep
Dec
Mar
Jun
2007
Sep
Dec
Mar
Jun
2008
Sep
Dec
Mar
Jun
2009
Sep
Dec
Mar
Jun
2010
Sep
Dec
Mar
Jun
2011
Sep
Dec
Mar
2012
May

3

World economy growth mediocre and falling back into a stalemate scenario
• 4 years after the financial crisis economies of developed countries remain below par:
 ✓ US doing somewhat better than the others
• Global Manufacturing PMI slowed down in May to its lowest reading in five months:
 ✓ Europe remained the main drag falling to three-year lows
  NB: ECB usually reacts when PMI is below 47
 ✓ Signs of slowdown in the U.S. and Asia (conditions deteriorated in China)
 ✓ Global growth of new orders remained lackluster, while global manufacturing production increased
 ✓ Marked drop in inflationary pressures due to recent reductions in some commodities’ prices
Source: BLOOMBERG
Purchasing Managers Index Manufacturing (PMI)

Citi Eco Surprise US
Citi Eco Surprise Europe
Citi Eco Surprise China
50
0
-100
-42.80
-48.40
-57.30
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
2011
2012

Risky assets impacted by very negative global economic surprises
• The Citigroup Economic Surprise Indices:
 • Weighted historical standard deviations of data surprises (actual releases vs Bloomberg survey median)
 • Pointed out to substantial disappointments in terms of economic surprises in US, Europe, China and Emerging markets that led to the recent risky assets correction
 • Worst macro surprises data in 3 years
 • Equity markets had recovered substantially since last November through March but were slightly overbought
Citigroup Economic Surprise Indices US, Euro, China and EM
Source: BLOOMBERG

Eurozone GDP Growth YoY
ECB Bank Lending Survey
4.0
2.0
-2.0
-4.0
-6.0
-0.1
30
20
10
7.00
0
-10
-20
-30
Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar Jun Sep Dec Mar
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012

5

… and Eurozone GDP growth still impacted by the tightening of credit conditions
• ECB’s Bank Lending Survey showed continued tightening credit standards by euro banks as they are deleveraging:
 ✓ Albeit in a less aggressive and broad-based manner than in the prior three months:
 ➢ LTRO prevents liquidity squeeze and softens credit conditions in Q1 2012
 ➢ Pressures from cost of funding and balance sheet constraints are reduced
 ✓ Bank loan officers expect credit standards to remain little changed in Q2:
 ➢ Demand for household credit should fall further in Q2, albeit far less sharply than in Q1
 ➢ But a small net increase in business demand for loans/credit is reported
Changes in quarterly demand for loans or credit lines to enterprises (green) & Eurozone GDP growth YOY
Source: BLOOMBERG

Normalized As Of 12/31/2007
Last Price
Chicago Board Options Exchange SPX Volatility Index 23.2500 -1.4300
Dow Jones EURO STOXX 50 Volatility Index VSTOXX 34.1683 -3.2376
Deutsche Borse VSMI Volatility Index 21.0886 -1.0386
90
80
70
60
50
40
30
10
34.1683
23.2500
2008
2009
2010
2011
2012

… risk aversion is back especially in the banking sector
• The mean for global equities has reversed to the 200 day moving average with emerging markets lagging both US and
 European equity markets year-to-date
• Risk-on rally ended abruptly on the back of Spanish public deficit and Greek elections
• Fears of renewed European crisis will reinforce pro-growth policies supporting global equities if the contagion from Greece is avoided
 • Political negotiations will probably end-up with a restructuration of the Greek debt
• Global equity markets could rebuild some potential when looking at the very high equity risk premium
Source: BLOOMBERG
Volatility of the S&P 500, Euro Stoxx 50 and SMI indices

Underlying pace of global economic growth : lukewarm - Part I

US economy continued to expand at an unspectacular rate:

- **Q1 2012 GDP** growth slightly disappointing:
  - Domestic demand should remain resilient on the back of softening oil price and credit accelerating
- **US employment**: up by close to 4 mil since trough in 2009 while still 5 mil short compared to pre-crisis
- However, very solid Q1 2012 **corporate earnings** reaching peak levels as well as margin
- **Housing market** showing signs of stabilization
- **Main risks**: US will face a fiscal cliff at the end of this year equivalent to nearly 4% of GDP:
  - Bush's income tax cuts, temporary tax payroll cut and spending cuts will end
  - **Weak wage growth** combined with a slowdown in jobs growth could lead to subdued consumption
  - End of the Operation Twist in June

Europe political uncertainty continues to weigh on Eurozone's prospects

- **Greek election** and **Spain banking crisis** led to a renewed stress:
  - Will take time for a convincing roadmap
  - Willingness to support growth increasing even if urgency remains first on avoiding contagion
- **Eurozone economy** as a whole avoided recession in Q1:
  - Stagnation in France and surprisingly strong economic growth in Germany (+0.5% qoq)
  - ... but economic activity contracted sharply recently pushing several countries deeper into recession
  - **Manufacturing** data from **Spain** and **Italy** are **worrying**:
  - Austerity measures in Spain put tremendous strain on its economy with unemployment rate at 24%
  - Spanish banks impacted by nonperforming mortgage debts leading 10-year govt bond yields above 6.%
  - **European Commission** expects Spain GDP to contract 1.8% in 2012
  - **Bundesbank** indicated **willingness to accept higher inflation** in Germany
  - **ECB likely to cut rates and be more accommodative** with subdued credit dynamics and deteriorating PMIs

7

Emerging markets: China soft landing

- **China's economic slowdown**: weak industrial production, export and import growth, retail sales, M2
- **Key recent developments**:
  - **Foreign banks** allowed to **increase their stakes** in domestic investment banking joint ventures to 49%
  - Internationalization of China's currency with **widening of the FX trading band** from 0.5% per day to 1%
- China usually beats government growth targets, i.e. 7.5% expected in 2012
  - While IMF expects 2012 GDP growth to be 8.2% and 8.8% in 2013
- **Reflation cycle** has already started with strong signal from policy makers:
  - **Cuts** in the amount of **cash banks are required to hold** as reserves
  - People's Bank of China recently **cut its benchmark lending and deposit rates by 25 bps** for the first time since 2008
  - Commercial banks being allowed to set both **lending and deposit rates within a wider range**
  - **Moderating inflation** indicated that more accommodative monetary policy as well as fiscal stimulus could potentially support the Chinese economy
  - **Fiscal stimulus** aimed at boosting GDP by 0.5% to 0.7% could be implemented
- **India and Brazil** growth slowdown as well:
  - **Policy mix** should become **more aggressive** in the coming months with activity gaining strength in H2 2012
- **Key risk**: renewed tensions in the Eurozone Sovereign debt crisis could lead to outflows from emerging market equities

8

Underlying pace of global economic growth lukewarm - Part II

Realization of a default and exit of Greece	Important step towards a fiscal union
• Even one or several countries due to contagion impact • Total estimated costs up to 1 trio euros	• Resulting loss of national sovereignty • Consistently been refused by members in the past • Germany reluctant to provide more funding until other countries agree to strengthen fiscal rules and control • However, a rapid transition to a fiscal union would avoid the risk of contagion of financial collapse in certain peripheral nations

- **Other interim options**: Creation of a pan-European authority able to inject funds into banks and offer a deposit guarantee:

European sovereign debt crisis
 • EU-wide coordination of domestic bank regulatory frameworks into a European banking union
 • European banking supervision to avoid moral hazard and thus transfer of sovereignty:
 • Reluctance of some governments
 • Increasingly stressed by the European Commission and the ECB
• Ireland: over 60% approved the Irish referendum on the EU fiscal compact
• ECB: still reluctant to further increase the size of its balance sheet amounting to 30% of Eurozone GDP
• Eurozone main issue : grouping in a single monetary union economies whose per capita income, productivity, labor market, current account and social system are not similar
• Current account and competitiveness: key issues to address and more adjustment expected
• Greece and Portugal remain an issue in terms of long run solvency
Two scenarios

Precarious situation

Deposit outflows have also started in Spain	Budget deficit revised up to 8.9% of GDP well above original target of 6%	Unemployment at 24%	Fitch Ratings cut Spain's sovereign credit rating by three notches to BBB

Spanish bailout plan

Spanish banks 100 B euros recapitalization to insulate Spain from the potential turmoil surrounding Greece	Details of the program after the outcome of the two independent audits due from the end of June	The EFSF/ESM provides the funds to the FROB (fund for orderly bank restructuring) and will deal directly with the banks

Consequences

Possibly increasing Spain's debt to GDP ratio by around 10 percentage points	EFSF/ESM bonds will rank ahead of other Spanish government bondholders	Agreement does not impose additional austerity on Spain

Key risks prevailing

The situation in Spain and its banking system has the potential to spiral out of control with further contagion risk for other parts of the European banking system and the EU as a whole

10

Spain: too big to fail

2.5
2.0
1.5
1.0
0.5
0.0
96 98 02 04 06 08 10
Euro 5

Source: Worldbank, WEF, INSEAD, Lombard Odier analysis.

WEF GLOBAL COMPETITIVENESS INDEX 2011/2012

1. Switzerland
2. Singapore
3. Sweden
4. Finland
5. USA

INSEAD GLOBAL INNOVATION INDEX 2011

1. Switzerland
2. Sweden
3. Singapore
4. Hong Kong
5. Finland

11

Switzerland leading in key worldwide indicators
WORLD BANK INDEX
Government Efficiency
-2.5 (weak) - +2.5 (strong)

Switzerland
Eurozone
US
100
80
60
40
20
64.90
10
0
-8.00
-10
-20
-30
-40
-50
0
-5
-10
-15
-19.3
-20
-25
-30
-35
Jun 30
Sep 30
Dec 31
Mar 31
2007
2008
2009
2010
2011
2012

12

Swiss consumer sentiment stabilizing
• Sustained private consumption stance on the back of:
 ✓ Retail sales reached new all-time high, while posting a slight positive growth in April
 ➢ signs of slowing momentum after 7 month of positive yearly growth rate
• Consumer confidence recovered from depressed levels late last year on the back of:
 ✓ Solid real income growth
 ✓ Historically elevated savings rates
 ✓ Solid state of the Swiss labor market
 ✓ Sustained Swiss housing prices
Consumer Sentiment Indicators (Switzerland, US and Eurozone)
Source: BLOOMBERG

Swiss GDP growth	Business indicators

• Expanded at a surprisingly elevated +0.7% QOQ (2% YOY) with upward revised Q4 '11 at +0.5%
• Very solid in an international comparison
• Main catalyst: private consumption (+0.6% QOQ)
• ... But equipment investments suffered from:
  • Decline in construction expenditures (-5.0% QOQ)
• External sector impacted by strong Swiss franc and weaker global demand
• Current monetary policy mix with near zero rates do further support strong domestic growth
• Swiss govt raised its 2012 GDP forecast to 1.4% from 0.8% showing signs of gaining momentum
	• PMI fell again in May at 45.4 below 50 threshold
	• Swiss goods producing sector continued to face:
	  • Lasting effects of strong Swiss franc
	  • Slow down of global economic activities
	• Widened gap between the production and the order backlog's sub-indexes hinting to a further downturn in industrial activity going forward
	• On a positive note, KOF leading indicator reached the highest level since Sept '11 on the back of strong momentum in the watch industry in particular contrasting with the weak PMI

Swiss PMI Manufacturing
Swiss GDP Growth YoY
65
60
55
50
45.4
40
35
4.0
3.0
2.0
1.0
0.0
-1.0
-2.0
-3.0
-4.0
Jun 30 Sep 30 Dec 31 Mar 31 Jun 30 Sep 30 Dec 31 Mar 31 Jun 30 Sep 30 Dec 31 Mar 31 Jun 30 Sep 30 Dec 31 Mar 31 Jun 30 Sep 30 Dec 31 Mar 31
2007 2008 2009 2010 2011 2012

13

Swiss GDP growth encouraging
Source: BLOOMBERG
Swiss GDP growth yoy & PMI

SNB reserves soared CHF 68 B in May to CHF 304 B

- SNB's floor tested on April 6 for the first time since its introduction
- Asset price impacts due to SNB intervention probably spending more than CHF 50 B in May to defend the floor at 1.20
- SNB reiterated its utmost determination and preparedness to buy foreign currency in unlimited quantities

Wide Swiss public supports for the minimum exchange rate at 1.20

- Swiss machinery industry stressed again the importance of the lower boundary

SNB may continue to build reserves

- So long as inflation not becoming an issue: CPI index eight straight month of annual decline
- Credit growth not surging despite unprecedented loose monetary conditions in line with its long-run average

Further intervention

- Govt-led panel weighing measures including capital controls as well as negative interest rates applied to non-domestic deposits

The Euro devaluation has further to go

- Though the Euro remained well supported before May on repatriation of assets invested abroad by European financial institutions aiming to comply with EBA core Tier 1 at 9% at the end of June
- But dropped to a two-year low against the US dollar at the end of May

Actual
SNB Mar 2012 fcast
SNB Jun 2011 fcast
SNB Jun 2010 fcast
3.5
3
2.5
2
1.5
1
0.5
0
-0.5
-1
Q1-08
Q1-09
Q1-10
Q1-11
Q1-12
Q1-13
Q1-14

Source: RBC Capital Markets, SNB

SNB 1.2 EUR/CHF under pressure but resilient

SNB inflation forecasts

Agenda
 Macro-Economic Conditions
 SWZ Portfolio Review
 Stock Repurchase Program - Basic Data
 Private Equity - An Alternative Asset Class
 Investment Strategy
 Marketing
 Market Price / NAV / Discount

SPI Index P/Book
INDX_PX_BOOK
3.3
2.8
2.3
1.8
1.3
0.8
0.3
11/1/2007
2/1/2008
5/1/2008
8/1/2008
11/1/2008
2/1/2009
5/1/2009
8/1/2009
11/1/2009
2/1/2010
5/1/2010
8/1/2010
11/1/2010
2/1/2011
5/1/2011
8/1/2011
11/1/2011
2/1/2012
5/1/2012

SPI Index Earnings Yield vs. SWISS. 10-yr Treasury Yield
8
7
6
5
4
3
2
1
0
-1
11/1/2007
2/1/2008
5/1/2008
8/1/2008
11/1/2008
2/1/2009
5/1/2009
8/1/2009
11/1/2009
2/1/2010
5/1/2010
8/1/2010
11/1/2010
2/1/2011
5/1/2011
8/1/2011
11/1/2011
2/1/2012
5/1/2012

   Swiss Equity Valuations

P/E 2012 Estimated
19
17
15
13
11
9
7
Food & Beverage
Personal & Household Goods
Industrial Goods & Services
Energy
SPI INDEX
Healthcare
Telecom
Banks
Insurance
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
22%
Long term EPS Growth Estimated

Bloomberg estimates
Sector Valuation

SPI Industry Group Performance (SPI sector classification)

12/31/11 - 6/8/12

SPI Index return: 2.39%

TRAVEL & LEISURE
TECHNOLOGY
PERSONAL GOODS AND HOUSEHOLD SERVICES
RETAIL
CHEMICALS
CONSTRUCTION & MATERIAL
FINANCIAL SERVICES
MEDIA
FOOD & BEVERAGES
INSURANCE
TELECOMM
ENERGY
INDUSTRIAL GOODS & SERVICES
HEALTHCARE
BANKS
UTILITIES
BASIC RESOURCES
AUTO & PARTS
19.39%
16.97%
9.95%
9.76%
8.69%
3.40%
2.27%
1.64%
1.32%
0.42%
-0.17%
-1.07%
-3.25%
-4.75%
-5.31%
-11.33%
-11.84%
-13.14%
-17.00%
-12.00%
-7.00%
-2.00%
3.00%
8.00%
13.00%
18.00%

18

Agenda
 Macro-Economic Conditions
 Swiss Market Review & Analysis
 Stock Repurchase Program - Basic Data
 Private Equity - An Alternative Asset Class
 Investment Strategy
 Marketing
 Market Price / NAV / Discount

SWZ
SPI
HEALTHCARE
25.2%
31.22%
FOOD & BEVERAGES
19.4%
22.60%
INDUSTRIAL GOODS & SERVICES
16.1%
9.46%
BANKS
4.3%
9.45%
INSURANCE
5.8%
6.51%
PERSONAL GOODS AND SERVICES
4.3%
5.12%
CHEMICALS
6.38%
4.73%
CONSTRUCTION & MATERIAL
1.10%
3.14%
ENERGY
2.5%
2.72%
FINANCIAL SERVICES
3.0%
2.16%
TELECOM
0.92%
RETAIL
1.5%
0.70%
TECHNOLOGY
0.67%
TRAVEL & LEISURE
0.24%
BASIC RESOURCES
0.12%
UTILITIES
0.12%
MEDIA
0.10%
PRIVATE EQUITY
8.3%
0.00%
CASH
2.00%
0.00%
AUTO & PART
0.00%

- **Healthcare includes medical technology, biotech and pharmaceuticals**

SWZ Sector Exposure Sector Weight versus SPI as of 06/08/12

6.00%
4.00%
2.00%
0.00%
-2.00%
-4.00%
-6.00%
-8.00%
Axis Title

	January	February	March	April	May	June	July	Aug	Sept	Oct	Nov	Dec
SWZ NAV CHF Monthly Returns	-0.90%	2.04%	-3.03%	2.41%	-0.42%	-5.36%	-5.06%	-5.17%	-1.21%	2.01%	-1.29%	4.84%
SPI Monthly Returns	0.42%	2.36%	-2.71%	3.82%	0.17%	-5.62%	-6.49%	-5.01%	-0.85%	4.10%	-1.55%	4.14%
Cumulative Spread	-1.32%	-1.68%	-1.96%	-3.41%	-4.00%	-3.51%	-1.93%	-1.98%	-2.27%	-4.12%	-3.84%	-3.40%

SWZ Total Return Comparison versus SPI
12/31/10-12/31/11 (CHF) Monthly Data and Cumulative Spread

01/01/12-05/31/12 (CHF) Monthly Data and Cumulative Spread

5.00%
3.00%
1.00%
-1.00%
-3.00%
-5.00%

	Jan	Feb	Mar	Apr	May
SWZ NAV CHF Monthly Returns	0.83%	2.85%	2.50%	-0.87%	-4.66%
SPI Monthly Returns	1.29%	3.17%	2.35%	-0.32%	-4.24%
Cumulative Spread	-0.46%	-0.80%	-0.66%	-1.24%	-1.63%

SWZ Total Return Comparison versus SPI

Performance of Fund in local currency: +0.46%
Swiss Francs vs. USD: -3.92%
Discount Impact: +3.50%
Market Price Performance in USD: -0.10%
$10,000
$9,990
$10,100
$10,000
$9,900
$9,800
$9,700
$9,600
$9,500
Initial Investment in SWZ
Net Asset Value Total Return in Swiss Franc
Net Asset Value Total Return in US Dollar
Share Price Total Return in US Dollar
Amount at end of Period

SWZ shareholders' return analysis
YTD 12/31/11 - 5/31/12 (USD)
S&P 500 total return : + 5.16%

$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$7,500
$7,000
$6,500
$6,000
$10,000
Performance of Fund in local currency: -11.13%
Swiss Francs vs. USD: -0.32%
Discount Impact: -1.82%
Market Price Performance in USD: -13.03%
$8,697.34
Initial Investment in SWZ
Net Asset Value Total Return in Swiss Franc
Net Asset Value Total Return in US Dollar
Share Price Total Return in US Dollar
Amount at end of Period

SWZ shareholders’ return analysis
1 year 12/31/10 - 12/31/11 (USD)
S&P 500 total return : +2.11%

Peer Group/Indices Performance Comparison in Swiss Francs [1]

	Total return YTD as of 04/30/12	Total return as of year ended December 31 2011	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997	Cumulative Performance 12/31/96 - 4/30/12
Swiss Helvetia Fund	**5.38%**	**-11.14%**	**7.64%**	**-5.05%**	**-28.19%**	**-2.67%**	**20.56%**	**33.20%**	**7.75%**	**22.54%**	**-20.40%**	**-22.91%**	**14.06%**	**14.70%**	**15.57%**	**53.99%**	**102.63%**
Swiss Performance Index (SPI)	6.62%	-7.72%	2.92%	23.18%	-34.05%	-0.05%	20.67%	35.61%	6.89%	22.06%	-25.95%	-22.03%	11.91%	11.69%	15.36%	55.19%	**126.80%**
Swiss Market Index (SMI)	2.69%	-7.77%	-1.68%	18.27%	-34.77%	-3.43%	15.85%	33.21%	3.74%	18.51%	-27.84%	-21.11%	7.47%	5.71%	14.28%	58.93%	**54.61%**
iShares Switzerland[2]	6.01%	-7.60%	3.24%	18.55%	-31.59%	-0.97%	20.02%	32.45%	6.34%	19.14%	-26.23%	-23.12%	7.75%	12.22%	11.74%	47.79%	**85.25%**
CS EF (CH) Swiss Blue Chips[3,7]	6.06%	-9.74%	1.51%	19.98%	-35.72%	-1.66%	18.78%	32.27%	2.75%	18.13%	-28.75%	-22.12%	10.97%	7.57%	14.21%	59.90%	**70.01%**
UBS (CH) Equity Fund[4,7]	5.57%	-10.40%	2.18%	22.44%	-33.76%	-2.55%	18.98%	33.50%	5.00%	18.14%	-26.02%	-22.04%	7.42%	6.43%	12.75%	55.94%	**74.50%**
Pictet (CH) - Swiss Equities[5,7]	8.14%	-10.50%	2.07%	27.00%	-36.50%	1.94%	19.37%	37.06%	7.05%	20.10%	-27.93%	-22.35%	7.34%	9.38%	11.05%	55.65%	**94.01%**
Saraswiss (Bank Sarasin)[6,7]	7.74%	-9.66%	3.71%	18.62%	-34.87%	-2.86%	18.69%	33.05%	2.93%	19.64%	-28.51%	-24.45%	9.72%	7.10%	14.41%	53.57%	**64.28%**

Sources : Bloomberg, management companies' websites and Citi Fund Services, LLC.

[1] Performance of funds is based on changes in each fund's NAV over a specified period. In each case total return is calculated assuming reinvestment of all distributions. Funds listed, other than iShares MSCI Switzerland, are not registered with the Securities and Exchange Commission.

Performance and descriptive information about the funds are derived from their published investor reports and websites, which are subject to change.

[2] Shares of iShares MSCI Switzerland are traded on the NYSE Arca and seeks to provide investment results that correspond to the performance of the Swiss market, as measured by the MSCI Switzerland Index. These stocks represent Switzerland's largest and most established public companies, accounting for approximately 85% of the market capitalization of all Switzerland's publicly traded stocks. Performance of shares of iShares MSCI Switzerland is calculated based upon the closing prices of the period indicated using the Swiss franc/U.S. dollar exchange rate as of noon each such date, as reported by Bloomberg. Such exchange rates were as follows: 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 = 1.67, 12/31/02 = 1.39, 12/31/03 = 1.24, 12/31/04 = 1.14, 12/31/05 = 1.32, 12/31/06 = 1.22, 12/31/07 = 1.13, 12/31/08 = 1.06, 12/31/09 = 1.03, 12/31/10 = 0.93, 12/31/11 = 0.94, 04/30/12 = 0.91

[3] This fund gives investors access to the Swiss equity market. It has a broadly-diversified portfolio geared to the long-term value growth, with a preference to large cap stocks. Stock selection is based on criteria such as company valuation, business climate, market positioning and management quality.

[4] This fund invests primarily in major Swiss companies. Quality criteria used for determining relative weightings of companies include: strategic orientation, strength of market position, quality of management, soundness of earnings, growth potential and potential for improving shareholder value. The investment objective seeks to provide results that are aligned with the SPI performance.

[5] This fund invests in shares of companies listed in Switzerland and included in the SPI, mainly in blue chip stocks.

[6] This fund invests in shares of Swiss companies. It weights individual sectors relative to the SPI on the basis of their expected relative performance. It focuses on liquid blue-chip stocks.

[7] These funds are not available for U.S. residents or citizens.

Past performance is no guarantee of future results.

Agenda
 Macro-Economic Conditions
 Swiss Market Review & Analysis
 SWZ Portfolio Review
 Stock Repurchase Program - Basic Data
 Investment Strategy
 Marketing
 Market Price / NAV / Discount

• Opportunities in private equity and venture capital financing in different industries and various stages of development
• Closely networked, internationally oriented and infrastructure to support transactions
• Strong expertise in certain niche markets with the predominance of mid-market segments, going along with reasonably priced transaction
• SWZ exposure in private equity is balanced between investments in Funds and direct holdings
• European economic environment has slow down the private activity. Exit opportunities through IPOs remains very challenging and M&A activity has not recovered
Attractiveness of Switzerland for Private Equity

SWZ Exposure to Private Equity
• Private equity exposure has increased from 6% in ‘11 to 8% of the NAV of the Fund in June ‘12
• Diversification through investments in funds and in direct holdings
• Buy out and late stage ventures create investment opportunities across investment cycles
• Limited Partnerships totaling investment of CHF 13mn (5%) with total commitment of CHF
 17mn, unchanged from 2011
 ✓ Zurmont Madison Private Equity LP
 - Portfolio companies invested in mid-sized industrial and consumer goods companies
 - Investment focus on MBOs, successions and corporate spin offs
 ✓ Aravis LP
 - One of the most active venture capital in the Swiss market
• Illiquid direct Investments totaling investments of CHF15mn (4.5%)
 ✓ Six different holdings
 ✓ One exit in ‘11 through the merger with a listed company on the Finnish stock exchange

10
8
6
4
2
0
-2
12/30/2011
1/5/2012
1/11/2012
1/17/2012
1/23/2012
1/27/2012
2/2/2012
2/8/2012
2/14/2012
2/20/2012
2/24/2012
3/1/2012
3/7/2012
3/13/2012
3/19/2012
3/23/2012
3/29/2012
4/4/2012
4/10/2012
4/16/2012
4/20/2012
4/26/2012
5/2/2012
5/8/2012
5/14/2012
5/18/2012
5/24/2012
5/30/2012
6/5/2012
Difference
Total Return % (SWZ w/o PE)
Total Return % (SPI)

SWZ 2012 performance review YTD (as of 6/8/12)
without private Equity

10
8
6
4
2
0
-2
Difference
Total Return %(SWZ)
Total Return %(SPI)
1/10/2012
1/16/2012
1/2/2012
1/25/2012
1/30/2012
1/6/2012
2/13/2012
2/17/2012
2/22/2012
2/28/2012
2/7/2012
3/12/2012
3/16/2012
3/21/2012
3/27/2012
3/5/2012
3/9/2012
4/13/2012
4/19/2012
4/24/2012
4/3/2012
4/6/2012
5/11/2012
5/17/2012
5/22/2012
5/28/2012
5/31/2012
5/9/2012
6/6/2012

SWZ 2012 performance review YTD (as of 6/8/12)
with private Equity

Agenda
 Macro-Economic Conditions
 Swiss Market Review & Analysis
 SWZ Portfolio Review
 Stock Repurchase Program - Basic Data
 Private Equity - An Alternative Asset Class
 Marketing
 Market Price / NAV / Discount

- Medium term environment of deleveraging (private and public) with potential for debt restructuring, end of "debt super cycle",

- high cost of equity partly restricts investment and employment but causes

→ "dequitization" (share buy-backs) which supports stocks prices (strong companies retiring equity, financed in some case by debt as spread between cost of equity and cost of debt is wide and getting wider)

- Governments stimulus, monetary policy action and debt monetization

→ period of cyclical rallies starting quite violently with short covering

- However interventions (unlike long term restructuring action) loose their effectiveness over time making rallies shorter in otherwise sideways markets.

- Aside from dividends, returns are coming from oversold market (trading), and intrinsic value increase for companies improving market positioning over the cycle

Market environment

Scenarios description

	A	B	C
	Best Case	**Worst Case**	**Muddle Through**
Europe	Eurobond Issuances	Need of larger scale debt restructuring	ECB accepts more low quality collaterals from banks (LTRO)
	Euro wide guarantee for bank deposits Steps taken to create a central Treasury Structural reform to boost productivity in the periphery, wage inflation in the core Injection of capital in banks	Countries forced to exit Need of larger scale debt restructuring, Fall into deflation	Need of additional debt restructuring Continuous speculation about exits
USA	Budget agreement	No budget agreement-sequestration, consumers spending head south again, corporate spending stays weak, unemployment goes up	
China	China can relaunch economy with stimulus, and progressively repair banks balance sheets,	Excess fixed capital investments despite migration of population and lower exports volume creates increase in unemployment	
	Economy slowed due to government tightening measures last year, infra. Spending justified by development of the west part of the country	Inflation slows massively	
	Infrastructure projects restarting and consumer spending improving	Social unrest	

33

Market outlook : scenario analysis

Main Assumptions	
Worst case scenario	Probability of creating market sell-off
US	67%
Europe	75%
China	67%

Estimated outcome	Probability	Prob. Weighted outcome
Market down 15%-20%	42%	-7.50%
Market up 15%	16%	2.55
Market flat	42%	0%

Scenarios outcome the market most likely prices in
Markets already price in returns that are skewed on the downside because of macro imbalances are clearly visible although their severity is quite difficult to assess :
as a consequence downside appears limited but fat tails are larger than in the past
Portfolio strategy is to have:
A) Core holdings in defensive sectors even though relative valuation is high

B) Satellite holdings with higher earnings volatility and medium to low balance sheet risk because their relative valuation is very low, exposures to these holdings depends on underlying industry cycles

A) Core holdings: strategic investments indentified by

- Strength of business:
  low volatility of growth rate and margins in environment of weak economic growth

- Strong competitive advantage:
  pricing power, market share increases, strong brand recognition

- Management track record:
  value added acquisitions, capable of managing down cycles, clear business vision and strategy

- As Swiss Franc continues to be under upside pressure vs Euro: companies with geographically diversified production base are favored

- Identify systemic risks in stocks/ industry group as they supersede valuations as driver of performance

Investment Strategy

[1] SWZ Largest holdings	Differentiation/competitive advantage	Active risk vs SPI	[1] Est. PE		Price to book		[2] Est. Div. yield	
			Company	[3] Sector	company	sector	Company	sector
Defensive business - low earnings volatility - low expectations - strong balance sheet								
Nestlé	high	-3%	16.6	15.8	3	3.1	3.8	3.4
Novartis	medium-diversification	-2.50%	9.7	11.5	2	2.9	5	4.4
Roche	Medium/high -focus	-2.46%	14.1	11.5	n.m.	2.9	4.8	4.4
Some balance sheet risk - strong market share in structurally growing business - weakening position in cyclical businesses								
UBS	Medium-Recovery potential	-0.32%	9	8.2	0.8	0.6	1.8	5.5
Credit Suisse	Medium-Recovery potential	-0.17%	8.8	8.2	0.7	0.6	3.8	5.5
Low balance sheet risk - strong market share - high earnings volatility - stable pricing								
Zurich Insurance	Medium	0.12%	7.5	6.9	1	0.7	8.6	6.7
Low balance sheet risk - strong market share - high earnings volatility - weak pricing power-on-going cost cutting								
ABB	medium-Technological value-recovery potential	0%	11.3	11.1	2.2	1.1	5.1	4.9
Holcim	Medium-Recovery potential	0.7%	12	11.5	0.9	1.08	2.4	4
Low balance sheet risk - strong market share - average earnings volatility - improving pricing power								
Syngenta	Medium/high-Technological value	0%	15.1	11.5	4	2	2.8	3.6
Low balance sheet risk - strong market share and brand - earnings volatility but long cycles -strong pricing power								
Richemont	High	-0.74%	14.1	14.7	2.8	3	1.1	3.7

[1] Does not include private equity partnership

[2] Consensus estimates (Bloomberg): Est. Price Earnings 2012

[3] Consensus estimates (Bloomberg): Est. Dividend yield 2013

[4] sector: STOXX Europe 600

Investment strategy : valuation - main holdings as of 6/8/12

SWZ Largest holdings	Weight in SWZ	LT EPS Growth (consensus Bloomberg next 3-5 years)	Yearly volatility of operating profits (last 6 years)
Nestlé	18.32%	7.30%	11%
Novartis	12.95%	4.50%	10%
Roche	10.30%	7.15%	13%
UBS	4.39%	12%	43%
Credit Suisse	2.57%	15.60%	113%
Zurich Insurance	3.62%	9.24%	31%
ABB	3.62%	7.46%	21%
Holcim	2.16%	10.63%	20%
Syngenta	3.35%	9.50%	14%
Richemont	2.53%	19.50%	21%

Investment strategy : valuation - main holdings as of 6/8/12 (II)

Agenda
 Macro-Economic Conditions
 Swiss Market Review & Analysis
 SWZ Portfolio Review
 Private Equity - An Alternative Asset Class
 Investment Strategy
 Marketing
 Market Price / NAV / Discount

NAV per share year end	Total assets end of the year	Distribution amount	Dividend per share paid	shares end of the year
1987	12.34	98,792,382	-	0	8,007,168
1988	10.99	87,993,267	160,143.4	0.020	8,007,168
1989	13.04	104,433,475	-	0	8,007,168
1990	13.17	105,439,317	600,537.6	0.075	8,007,168
1991	13.80	110,500,247	360,353.7	0.045	8,007,859
1992	14.62	128,763,368	264,259.4	0.03	8,808,645
1993	20.96	184,697,582	2,907,252.5	0.33	8,809,856
1994	19.79	181,794,555	11,575,231.9	1.26	9,186,692
1995	24.56	301,204,091	7,970,099.8	0.65	12,261,692
1996	24.14	296,007,842	9,196,269.0	0.75	12,261,692
1997	33.20	406,030,497	5,259,336.9	0.43	12,231,016
1998	19.07	469,915,828	24,888,452.3	1.01	24,642,032
1999	17.52	416,598,518	25,685,350.6	1.08	23,782,732
2000	17.92	415,314,707	31,754,869.7	1.37	23,178,737
2001	13.16	314,435,826	7,406,739.8	0.31	23,892,709
2002	11.82	279,798,716	14,866,649.7	0.628	23,673,009
2003	15.31	368,985,646	16,868,822.6	0.70	24,098,318
2004	16.79	401,514,340	22,474,664.9	0.94	23,909,218
2005	17.47	419,813,630	38,687,491.8	1.61	24,029,498
2006	20.61	502,815,102	48,307,356.7	1.98	24,397,655
2007	19.34	621,915,455	62,705,383.5	1.95	32,156,607
2008	14.48	469,952,488	10,697,823.7	0.324	32,466,127
2009	13.39	434,069,195	18,940,218.4	0.584	32,411,427
2010	15.41	467,157,120	14,898,033.4	0.491	30,308,627
2011	11.54	343,864,236	58,467,221.0	1.98	29,802,485
Average assets of the Fund		**317,272,297**

SWZ 25 Years Distribution History (USD)

*two for one stock split
*

SWZ 25 Years Distribution History (USD)
Total contributions by shareholders	299,483,721.16
Dividend Reinvested	75,877,681.71
Buy-backs	(91,964,914.30)
Total Net contributions by shareholders	283,396,488.57
Total distributions to shareholders	434,942,562.02

Outstanding shares as of 12/23/09	**32,466,127**
***Outstanding shares as of 11/25/11**	**29,944,413**
Shares repurchased	**2,522,174**
Average purchase price	**$12.11**
Average discount	**12.74%**
Net gain for the Fund	**$ 4,461,494**

On December 23, 2009 the Board of Directors of The Swiss Helvetia Fund, Inc. announced that it approved a stock repurchase program for the Fund. Under the program the Fund is authorized to make open-market repurchases of its common stock of up to $30 million (8% of its then current net assets). Based on the closing price of the Fund's common stock on the NYSE on December 22, 2009, the program could result in a maximum repurchase of approximately 2.62 million shares of the Fund. Based on these amounts, the repurchase program, if fully executed, would reduce the number of issued and outstanding shares of the Fund by approximately 8%.

The Fund's Board of Directors also announced a new stock repurchase program for the Fund, pursuant to which the Fund may purchase up to 500,000 shares of its common stock during 2012 in open market transactions to be effected on the New York Stock Exchange. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund's net asset value per share without creating a meaningful adverse effect upon the Fund's expense ratio.

* Date that the purchase program ended

Stock repurchase program 2009 - 2011

Agenda
 Macro-Economic Conditions
 Swiss Market Review & Analysis
 SWZ Portfolio Review
 Stock Repurchase Program - Basic Data
 Private Equity - An Alternative Asset Class
 Investment Strategy
 Market Price / NAV / Discount

• On July 30, 2011 The Fund participated in Swiss National Day 2011 which was organized by the Swiss Benevolent Society of New York (SBS). The SBS sent out 9,000 flyers advertising the event which was held at the Central Park Zoo in New York City, and was attended by approximately 2,500 people. Three representatives of the Fund manned an information booth handing out SWZ quarterly reports, logo key chains and historical information on the
 Fund. Many attendees showed interest in the Fund’s investment strategy.
• Ongoing efforts in keeping www.swz.com up to date with current news and statistics
• Conducted Shareholder visits
Marketing efforts since June 2011

Agenda
 Macro-Economic Conditions
 Swiss Market Review & Analysis
 SWZ Portfolio Review
 Stock Repurchase Program - Basic Data
 Private Equity - An Alternative Asset Class
 Investment Strategy
 Marketing

August 31, 2011	November 18,2011	March 2,2012	June 08 2012
Total Net Assets$	428,569,024	373,625,688	382,034,103	349,119,550
Total Net Assets SFR	345,619,489	342,278,493	348,892,644	336,289,406
Outstanding Shares	29,897,585	29,802,484	30,969,244	30,969,244
NAV per Share $	14.33	12.54	12.34	11.27
Dividends	.738	_	1.242	_
Market Price $	12.69	10.94	11.20	9.78
NAV per Share SFR	11.56	11.48	11.26	10.85
Market Price SFR	10.24	10.02	10.22	9.42
Discount	11.44%	12.76%	9.24%	13.22%
$/SFR	.80645	.91610	.91325	.96325

Basic data